UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09713

Active Assets Institutional Money Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Kevin Klingert 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8802

Date of fiscal year end:	June 30, 2013

Date of reporting period:	December 31, 2012

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Kevin Klingert
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2013 Morgan Stanley

MORGAN STANLEY FUNDS

Active Assets
Institutional
Money Trust

Semiannual Report

December 31, 2012

AVISAN
IU13-00407P-Y12/12

Active Assets Institutional Money Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
U.S. Privacy Policy	26

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Active Assets Institutional Money Trust performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended December 31, 2012

Market Conditions

Overall economic growth in the U.S. remained lackluster. Gross domestic product (GDP) growth averaged 1.65 percent in the first half of 2012 then accelerated to 3.1 percent in the third quarter of 2012. The economy continued to face headwinds from the spillover effects of the European debt crisis and ongoing weakness in the U.S. housing and labor markets. Growth in employment exhibited some improvement but remains below levels desired to bolster economic growth. Average monthly job gains strengthened in the third and fourth quarter, averaging 168,000 and 151,000, respectively. The employment gains were broad-based and centered in private sector jobs in industries such as health care and education. While the unemployment rate gradually declined over the much of the period, from 8.2 percent in June 2012 to 7.8 percent in December 2012, the rate itself still is elevated and is partly attributed to a shrinking workforce and a drop in the labor force participation rate.

At its June 2012 meeting, the Federal Open Market Committee (FOMC) decided to extend the "twist" of its balance sheet holdings to the end of 2012 (original completion was expected in June 2012) against a backdrop of sluggish growth, high unemployment, and a benign inflation outlook. The Federal Reserve (Fed) sold an additional $267 billion in Treasury securities with maturities of three years and under, while it bought a like amount of Treasuries with maturities of between six and 30 years through year-end 2012, with the intent to keep longer-term borrowing costs low.

With the release of very dovish minutes from the FOMC meeting on July 31 and August 1, 2012, the market focused on the growing likelihood of additional monetary accommodation in the near term. After its September 2012 meeting, the FOMC announced an aggressive policy response with an open-ended quantitative easing (QE) program, dubbed QE3, focused on $40 billion per month in mortgage-backed securities (MBS) purchases. The Fed also announced that purchase amounts could increase if the labor market does not improve "substantially" and that they were "concerned that without further policy accommodation, economic growth might not be strong enough to generate sustained improvement in the labor market." With inflation subdued, the Fed concentrated on the other side of its dual mandate, by trying to alleviate slow employment growth and elevated levels of unemployment. The Fed extended its pledge of keeping the federal funds target rate at exceptionally low levels until at least mid-2015.

At its December 2012 meeting, the FOMC continued its highly accommodative stance of monetary policy and expanded another round of quantitative easing to hold down long-term interest rates. The FOMC will continue to purchase $45 billion per month of long-term Treasuries but will not sell a like amount from its balance sheet in Treasuries under Operation Twist. It will continue buying $40 billion per month in MBS, thereby purchasing a combined $85 billion under QE3. While these purchases are open-ended, the FOMC stated QE will continue until the labor market improves substantially and the central bank would keep the target federal funds interest rate low "at least as long" as unemployment rate remains above 6.5 percent and inflation projections are no greater than 2.5 percent. The FOMC linked policy to economic data for the first time and dropped its calendar reference of mid-2015 for timing of anticipated federal fund hikes.

In addition to the end of Operation Twist conducted by the Fed, year-end marked the expiration of the Federal Deposit Insurance Corporation's (FDIC) Transaction Account Guarantee (TAG) program, which offered unlimited deposit insurance on non-interest bearing checking accounts. In what could be described as a last-ditch effort to extend the program, Senator Harry Reid introduced a TAG bill to the U.S. Senate that would have extended TAG insurance for another two years. Although this was a stand-alone bill, attachment to a broader fiscal cliff bill was the most favorable route toward an extension. Ultimately, this bill failed to pass the U.S. Senate's vote, and even if it did, it would not have passed the House of Representatives. Investor behavior and money market fund flows were impacted, as it became apparent that the TAG program would not be extended, with money market funds increasing by $100 billion since the beginning of October (as reported by mutual fund trade group Investment Company Institute). Although it would be difficult to quantify, we believe some of the money market fund flows were likely related to the impending TAG expiration.

Performance Analysis

As of December 31, 2012, Active Assets Institutional Money Trust had net assets of approximately $1.0 billion and an average portfolio maturity of 32 days. For the six-month period ended December 31, 2012, the Fund provided a total return of 0.07 percent. For the seven-day period ended December 31, 2012, the Fund provided an effective annualized yield of 0.09 percent and a current yield of 0.09 percent, while its 30-day moving average yield for December was 0.09 percent. Yield quotations more closely reflect the current earnings of the Fund. Past performance is no guarantee of future results.

We continued to remain cautious in our investment approach, focusing on securities with high liquidity and short durations. We believe this approach, together with our investment process, has put us in a favorable position to respond to market uncertainty.

During the period, we purchased high-quality fixed and floating rate paper, while maintaining our conservative liquidity metrics. Our management strategy for the portfolio remained consistent with our long-term focus on capital preservation and high liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 12/31/12
Repurchase Agreements	39.3%
Commercial Paper	25.8
Floating Rate Notes	15.8
Certificates of Deposit	10.0
Time Deposits	4.8
Tax-Exempt Instruments	4.3
MATURITY SCHEDULE as of 12/31/12
1 - 30 Days	64.6%
31 - 60 Days	11.6
61 - 90 Days	11.7
91 - 120 Days	5.7
121 + Days	6.4

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests in high quality, short-term debt obligations. In selecting investments, the "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The Fund's investments include the following money market instruments: corporate obligations (including but not limited to commercial paper); debt obligations of U.S.-regulated banks (including domestic branches or subsidiaries of foreign banks) and instruments secured by those obligations (including certificates of deposit); certificates of deposit of savings banks and savings and loan associations; debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities, including U.S. government securities guaranteed under the FDIC Temporary Liquidity Guarantee Program; repurchase agreements; U.S. dollar-denominated foreign bank obligations; asset-backed securities; and municipal obligations.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur costs, including advisory fees; administration fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/12 – 12/31/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Expenses Paid During Period" are grossed up to reflect Fund expenses prior to the effect of Expense Offset (See Note 8 in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Actual (0.07% return)	$1,000.00	$1,000.70	$0.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.30	$0.92

  @  Expenses are equal to the Fund's annualized expense ratio of 0.18% multiplied by the average account value over the period, multiplied by 184@@/365 (to reflect the one-half year period).

@@  Adjusted to reflect non-business days accruals.

Active Assets Institutional Money Trust

Portfolio of Investments  ■  December 31, 2012 (Unaudited)

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (39.3%)
$20,000	ABN Amro Securities LLC, (dated 12/31/12; proceeds $20,000,200; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 6.13% due 08/15/29; U.S. Treasury Note 0.75% due 10/31/17; valued at $20,432,117)	0.18%	01/02/13	$20,000,000
25,000	Bank of Montreal, (dated 12/31/12; proceeds $25,000,278; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.63% due 12/31/14; valued at $25,500,000)	0.20	01/02/13	25,000,000
35,000	Bank of Nova Scotia, (dated 12/31/12; proceeds $35,000,350; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.88% due 06/30/15; valued at $35,700,000)	0.18	01/02/13	35,000,000
50,000	Barclays Capital, Inc., (dated 12/26/12; proceeds $50,001,361; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.75% due 10/31/18; valued at $51,042,916)	0.14	01/02/13	50,000,000
4,000	BNP Paribas Securities Corp., (dated 12/28/12; proceeds $4,000,078; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 5.50% due 01/01/23; Federal National Mortgage Association 3.00% - 6.50% due 06/01/19 - 07/01/47; valued at $4,120,000)	0.10	01/04/13	4,000,000

See Notes to Financial Statements

Active Assets Institutional Money Trust

Portfolio of Investments  ■  December 31, 2012 (Unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$4,000	BNP Paribas Securities Corp., (dated 12/06/12; proceeds $4,004,022; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 5.00% - 6.00% due 09/01/20 - 02/01/41; Federal National Mortgage Association 4.50% - 6.00% due 06/01/18 - 01/01/36; valued at $4,120,000) (Demand 01/07/13)	0.20	(a)%	06/05/13	$4,000,000
16,500	BNP Paribas Securities Corp., (dated 10/24/12; proceeds $16,517,518; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.50% - 5.50% due 05/01/37 - 09/01/38; Federal National Mortgage Association 2.39% - 6.00% due 11/01/17 - 08/01/42; valued at $16,995,000) (Demand 01/07/13)	0.21	(a)	04/24/13	16,500,000
4,000	BNP Paribas Securities Corp., (dated 12/04/12; proceeds $4,004,123; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.50% - 6.00% due 08/01/20 - 10/01/38; Federal National Mortgage Association 4.80% - 6.50% due 12/01/14 - 02/01/39; valued at $4,120,000) (Demand 01/07/13)	0.21	(a)	06/03/13	4,000,000
46,178	BNP Paribas Securities Corp., (dated 12/31/12; proceeds $46,178,564; fully collateralized by U.S. Government Agencies; Government National Mortgage Association Zero Coupon - 7.00% due 08/15/23 - 05/20/62; valued at $47,563,341)	0.22		01/02/13	46,178,000

See Notes to Financial Statements

Active Assets Institutional Money Trust

Portfolio of Investments  ■  December 31, 2012 (Unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$90,000	Credit Agricole CIB, (dated 12/31/12; proceeds $90,000,900; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.00% due 01/15/14; valued at $91,809,789)	0.18%	01/02/13	$90,000,000
45,000	Deutsche Bank Securities, Inc., (dated 11/27/12; proceeds $45,030,000; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.50% due 08/01/27; Federal National Mortgage Association 3.00% - 4.63% due 10/01/31 - 09/01/41; valued at $46,550,320)	0.24	03/07/13	45,000,000
9,000	Goldman Sachs & Co., (dated 12/27/12; proceeds $9,000,333; fully collateralized by a U.S. Government Agency; Federal Home Loan Bank 0.38% due 01/29/14; valued at $9,182,422)	0.19	01/03/13	9,000,000
5,000	Goldman Sachs & Co., (dated 12/26/12; proceeds $5,000,214; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 2.50% - 5.00% due 06/20/27 - 12/20/42; valued at $5,150,000)	0.22	01/02/13	5,000,000
20,000	Goldman Sachs & Co., (dated 12/27/12; proceeds $20,000,856; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 2.50% - 5.50% due 12/15/27 - 10/15/42; valued at $20,600,000)	0.22	01/03/13	20,000,000

See Notes to Financial Statements

Active Assets Institutional Money Trust

Portfolio of Investments  ■  December 31, 2012 (Unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$10,000	Goldman Sachs & Co., (dated 12/28/12; proceeds $10,000,428; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 3.50% - 5.50% due 07/15/38 - 12/15/42; valued at $10,300,000)	0.22%	01/04/13	$10,000,000
20,000	Merrill Lynch Pierce Fenner & Smith, (dated 12/27/12; proceeds $20,000,544; fully collateralized by a U.S. Government Agency; Federal Home Loan Mortgage Corporation 4.00% due 09/01/25; valued at $20,563,659)	0.14	01/03/13	20,000,000
5,000	Wells Fargo Securities LLC, (dated 12/31/12; proceeds $5,000,061; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 3.50% due 12/01/27; valued at $5,150,000)	0.22	01/02/13	5,000,000
	Total Repurchase Agreements (Cost $408,678,000)			408,678,000
	Commercial Paper (25.8%)
	Automobiles (4.5%)
15,000	American Honda Finance Corp.	0.15	01/25/13	14,998,562
12,000	Toyota Credit Canada, Inc.	0.27	02/21/13	11,995,500
19,765	Toyota Motor Credit Corp.	0.17 - 0.25	01/04/13 - 02/13/13	19,762,480
				46,756,542
	Food & Beverage (0.7%)
7,700	Coca-Cola Co. (b)	0.26 - 0.27	05/01/13 - 05/14/13	7,693,003
	International Banks (20.6%)
5,500	ABN Amro Funding USA LLC (b)	0.32	02/01/13	5,498,579
29,000	Credit Suisse	0.26	04/05/13	28,980,522
7,000	DBS Bank Ltd. (b)	0.45	01/14/13	6,998,973
46,150	Nordea North America, Inc.	0.30 - 0.41	01/14/13 - 06/12/13	46,126,947
50,000	NRW Bank (b)	0.21 - 0.22	01/09/13 - 02/01/13	49,995,192
5,000	Oversea Chinese Banking	0.48	01/02/13	5,000,000

See Notes to Financial Statements

Active Assets Institutional Money Trust

Portfolio of Investments  ■  December 31, 2012 (Unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$34,000	Rabobank USA Financial Corp.	0.38 - 0.52%		02/01/13 - 04/05/13	$33,981,370
22,500	Skandin Ens Banken AB (b)	0.28		03/06/13	22,488,975
10,000	Svenska Handelsbanken AB (b)	0.31		05/01/13	9,990,083
4,500	Westpac Securities NZ Ltd. (b)	0.30		05/17/13	4,494,938
					213,555,579
	Total Commercial Paper (Cost $268,005,124)				268,005,124
		COUPON RATE (a)	DEMAND DATE (c)
	Floating Rate Notes (15.8%)
	International Banks
32,000	Bank of Nova Scotia	0.31 - 0.40%	01/02/13 - 01/28/13	04/26/13 - 07/02/13	31,999,313
30,000	Deutsche Bank AG	0.71	03/15/13	03/15/13	30,000,000
20,000	National Australia Bank	0.31	02/11/13	08/09/13	20,000,000
20,000	Royal Bank of Canada	0.37 - 0.40	01/11/13 - 01/25/13	01/25/13 - 07/11/13	20,000,293
33,800	Toronto Dominion Bank	0.31 - 0.32	01/22/13 - 03/13/13	07/26/13 - 10/21/13	33,800,000
29,000	Westpac Banking Corp. (b)	0.31 - 0.40	01/03/13 - 02/27/13	04/03/13 - 08/27/13	28,999,307
	Total Floating Rate Notes (Cost $164,798,913)				164,798,913
		ANNUALIZED YIELD ON DATE OF PURCHASE
	Certificates of Deposit (10.0%)
	International Banks
44,250	Bank of Montreal	0.20 - 0.30%		01/11/13 - 05/13/13	44,250,000
15,000	Rabobank Nederland	0.49		02/08/13	15,000,000
34,400	Sumitomo Mitsui Banking Corp.	0.26		03/14/13 - 04/05/13	34,399,684
10,000	Svenska Handelsbanken AB	0.31		06/05/13	10,000,213
	Total Certificates of Deposit (Cost $103,649,897)				103,649,897
	Time Deposits (4.8%)
20,000	Bank of Nova Scotia	0.03		01/02/13	20,000,000
30,000	National Australia Bank Ltd.	0.03		01/02/13	30,000,000
	Total Time Deposits (Cost $50,000,000)				50,000,000

See Notes to Financial Statements

Active Assets Institutional Money Trust

Portfolio of Investments  ■  December 31, 2012 (Unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (c)	MATURITY DATE	VALUE
	Tax-Exempt Instruments (4.3%)
	Weekly Variable Rate Bonds (2.8%)
$12,500	California Statewide Communities Development Authority, Kaiser Permanente Ser 2008 A	0.13%	01/07/13	04/01/32	$12,500,000
7,050	Massachusetts Department of Transportation, Metropolitan Highway System 2010 Ser A5	0.12	01/07/13	01/01/39	7,050,000
10,000	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E	0.15	01/07/13	10/01/48	10,000,000
	Total Weekly Variable Rate Bonds (Cost $29,550,000)				29,550,000
		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE
	Municipal Bond (1.5%)
15,000	California, Ser 2012-13 A-2 RANs, dtd 08/23/12 (Cost $15,143,257)	2.50%	0.43%	06/20/13	15,143,257
	Total Tax-Exempt Instruments (Cost $44,693,257)				44,693,257
	Total Investments (Cost $1,039,825,191)			100.0%	1,039,825,191
	Other Assets in Excess of Liabilities			0.0 (d)	157,362
	Net Assets			100.0%	$1,039,982,553

  RANs  Revenue Anticipation Notes.

  (a)  Rate shown is the rate in effect at December 31, 2012.

  (b)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Date of next interest rate reset.

  (d)  Amount is less than 0.05%.

See Notes to Financial Statements

Active Assets Institutional Money Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012 (unaudited)

Assets:
Investments in securities, at value (cost $1,039,825,191, including repurchase agreements of $408,678,000)	$1,039,825,191
Cash	9,088
Receivable for:
Shares of beneficial interest sold	17,743,828
Interest	304,621
Prepaid expenses and other assets	49,137
Total Assets	1,057,931,865
Liabilities:
Payable for:
Shares of beneficial interest redeemed	17,743,828
Advisory fee	87,537
Administration fee	43,768
Transfer agent fee	5,547
Accrued expenses and other payables	68,632
Total Liabilities	17,949,312
Net Assets	$1,039,982,553
Composition of Net Assets:
Paid-in-capital	$1,039,850,007
Accumulated undistributed net investment income	194,099
Accumulated net realized loss	(61,553)
Net Assets	$1,039,982,553
Net Asset Value Per Share
1,039,978,909 shares outstanding (unlimited shares authorized of $0.01 par value)	$1.00

See Notes to Financial Statements

Active Assets Institutional Money Trust

Financial Statements continued

Statement of Operations

For the six months ended December 31, 2012 (unaudited)

Net Investment Income:
Interest Income	$1,616,641
Expenses
Advisory fee (Note 3)	528,648
Administration fee (Note 3)	264,324
Professional fees	34,953
Custodian fees	28,073
Shareholder reports and notices	19,051
Trustees' fees and expenses	12,754
Registration fees	11,110
Transfer agent fees and expenses	3,928
Other	24,658
Total Expenses	927,499
Net Investment Income	689,142
Net Realized Gain	320
Net Increase	$689,462

See Notes to Financial Statements

Active Assets Institutional Money Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED JUNE 30, 2012
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$689,142	$772,417
Net realized gain (loss)	320	(16,344)
Net Increase	689,462	756,073
Dividends to shareholders from net investment income	(689,263)	(771,747)
Net decrease from transactions in shares of beneficial interest	(12,436,740)	(259,921,742)
Net Decrease	(12,436,541)	(259,937,416)
Net Assets:
Beginning of period	1,052,419,094	1,312,356,510
End of Period (Including accumulated undistributed net investment income of $194,099 and $194,220, respectively)	$1,039,982,553	$1,052,419,094

See Notes to Financial Statements

Active Assets Institutional Money Trust

Notes to Financial Statements ■ December 31, 2012 (unaudited)

1. Organization and Accounting Policies

Active Assets Institutional Money Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on November 23, 1999 and commenced operations on February 15, 2000.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs

Active Assets Institutional Money Trust

Notes to Financial Statements ■ December 31, 2012 (unaudited) continued

that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2012.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Repurchase Agreements	$—	$408,678,000	$—	$408,678,000
Commercial Paper	—	268,005,124	—	268,005,124
Floating Rate Notes	—	164,798,913	—	164,798,913
Certificates of Deposit	—	103,649,897	—	103,649,897
Time Deposits	—	50,000,000	—	50,000,000
Tax-Exempt Instruments
Weekly Variable Rate Bonds	—	29,550,000	—	29,550,000
Municipal Bond	—	15,143,257	—	15,143,257
Total Tax-Exempt Instruments	—	44,693,257	—	44,693,257
Total Assets	$—	$1,039,825,191	$—	$1,039,825,191

Active Assets Institutional Money Trust

Notes to Financial Statements ■ December 31, 2012 (unaudited) continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Adviser"), the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.10% to the net assets of the Fund determined as of the close of each business day.

Effective June 25, 2012, the Adviser entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund. The Board voted to terminate the Sub-Advisory Agreement on December 5, 2012.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser and Administrator have contractually agreed to assume all operating expenses of the Fund (except for brokerage fees) and to waive the compensation provided for in the Investment Advisory and Administrative Agreements, as applicable, to the extent that such expenses and compensation on an annualized basis exceeds 0.20% of the average daily net assets of the Fund. This arrangement had no effect during the most recent fiscal period.

In addition, the Adviser and Administrator have agreed to waive and/or reimburse all or a portion of the Fund's advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

Active Assets Institutional Money Trust

Notes to Financial Statements ■ December 31, 2012 (unaudited) continued

4. Transactions with Affiliates

Morgan Stanley Services Company Inc., an affiliate of the Adviser, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED JUNE 30, 2012
	(unaudited)
Shares sold	1,766,459,166	4,545,331,128
Shares issued in reinvestment of dividends	689,253	765,224
	1,767,148,419	4,546,096,352
Shares redeemed	(1,779,585,159)	(4,806,018,094)
Net decrease in shares outstanding	(12,436,740)	(259,921,742)

6. Risks Relating to Certain Financial Instruments

The Fund may invest in, or receive as collateral for repurchase agreements, securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may enter into repurchase agreements under which the Fund sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and

Active Assets Institutional Money Trust

Notes to Financial Statements ■ December 31, 2012 (unaudited) continued

apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

7. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended June 30, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2011 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$771,747	$996,918

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Active Assets Institutional Money Trust

Notes to Financial Statements ■ December 31, 2012 (unaudited) continued

Permanent differences, due to nondeductible expenses, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2012:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$7,360	$133	$(7,493)

At June 30, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$207,136	—

At December 31, 2012, the aggregate cost for federal income tax purposes is the same as the cost for book purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At June 30, 2012, the Fund had available for Federal income tax purposes unused short-term capital losses of $16,211 that do not have an expiration date.

In addition, at June 30, 2012, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$45,662	June 30, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Active Assets Institutional Money Trust

Notes to Financial Statements ■ December 31, 2012 (unaudited) continued

8. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances may be used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

9. Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, Balance Sheet: Offsetting — Other Presentation Matters or ASC 815-10-45, Derivatives: Overall — Other Presentation Matters or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Active Assets Institutional Money Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED JUNE 30,
	MONTHS ENDED
	DECEMBER 31, 2012		2012		2011	2010^		2009^		2008^
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00		$1.00
Net income from investment operations	0.001		0.001		0.001	0.001		0.012		0.042
Less dividends from net investment income	(0.001)		(0.001)		(0.001)	(0.001)		(0.012)		(0.042)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00		$1.00
Total Return	0.07	%(4)	0.07%		0.14%	0.07%		1.18%		4.31	%(1)
Ratios to Average Net Assets:
Net expenses	0.18	%(5)	0.16	%(3)	0.18%	0.22	%(2)	0.22	%(2)	0.17%
Net investment income	0.13	%(5)	0.06	%(3)	0.12%	0.07	%(2)	1.54	%(2)	4.04%
Supplemental Data:
Net assets, end of period, in millions	$1,040		$1,052		$1,312	$642		$1,014		$2,932

  ^  Beginning with the year ended June 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The Adviser fully reimbursed the Fund for the loss incurred resulting from the disposal of an investment. Without this reimbursement, the total return remained unchanged at 4.31%.

  (2)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.02% and 0.04% for the year ended 2010 and 2009, respectively.

  (3)  If the Fund had borne all of its expenses that were reimbursed or waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
June 30, 2012	0.17%	0.05%

  (4)  Not annualized.

  (5)  Annualized.

See Notes to Financial Statements

Active Assets Institutional Money Trust

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Active Assets Institutional Money Trust

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Active Assets Institutional Money Trust

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Active Assets Institutional Money Trust

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Active Assets Institutional Money Trust

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by annual closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Active Assets Institutional Money Trust

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
February 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
February 19, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2013